-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): July 15, 2004



                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On July 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 15, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  July 16, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                July 15, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL            BEGINNING                                                                ENDING
             FACE               PRINCIPAL                                                                PRINCIPAL
 CLASS       VALUE                BALANCE         PRINCIPAL        INTEREST             TOTAL            BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         850,000,000.00               0.00              0.00            0.00             0.00                  0.00
A2         956,875,000.00      68,100,158.48     68,100,158.48      106,690.25    68,206,848.73                  0.00
A3         634,550,000.00     634,550,000.00      1,153,249.90    1,374,858.33     2,528,108.23        633,396,750.10
A4         353,212,000.00     353,212,000.00              0.00      894,803.73       894,803.73        353,212,000.00
B           72,777,000.00      40,970,261.14      2,687,216.51       99,352.88     2,786,569.39         38,283,044.63
C           29,110,000.00      16,388,104.46      1,074,886.61       58,587.47     1,133,474.08         15,313,217.85
D           72,777,000.00      28,247,559.85      3,762,103.11      141,237.80     3,903,340.91         24,485,456.74
CERT                 0.00               0.00              0.00    3,950,787.49     3,950,787.49                  0.00
TOTALS   2,969,301,000.00   1,141,468,083.93     76,777,614.61    6,626,317.95    83,403,932.56      1,064,690,469.32
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                            ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL          PRINCIPAL      CLASS      RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAA1      0.00000000     0.00000000    0.00000000            0.00000000       0.00000000        A1     1.420000 %
A2       96683MAB9     71.16933610    71.16933610    0.11149863           71.28083473       0.00000000        A2     1.880000 %
A3       96683MAC7  1,000.00000000     1.81742952    2.16666666            3.98409618     998.18257048        A3     2.600000 %
A4       96683MAD5  1,000.00000000     0.00000000    2.53333332            2.53333332   1,000.00000000        A4     3.040000 %
B        96683MAE3    562.95616939    36.92398024    1.36516867           38.28914891     526.03218915        B      2.910000 %
C        96683MAF0    562.97164067    36.92499519    2.01262350           38.93761869     526.04664548        C      4.290000 %
D        96683MAG8    388.13855820    51.69357228    1.94069280           53.63426508     336.44498592        D      6.000000 %
TOTALS                384.42316354    25.85713426    2.23160870           28.08874296     358.56602928
---------------------------------------------------------------------------------------------------------  ------------------------

    ***** Final Installment of Principal & Interest Due on Class A-2 Notes

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------


          RECEIVABLES
                                  Beginning Receivables Balance                                           1,195,779,322.40
                                  Ending Receivables Balance                                              1,116,841,112.10
                                  Beginning Number of Contracts                                                    114,162
                                  Ending Number of Contracts                                                       109,853

          COLLECTIONS
                                  Interest:
                                  Interest Collections                                                        6,240,989.10
                                  Reinvestment Income                                                            56,176.54
                                  Repurchased Loan Proceeds Related to Interest                                     267.19
                                  Total Interest Collections                                                  6,297,432.83

                                  Principal:
                                  Principal Collections                                                      47,925,021.45
                                  Prepayments in Full                                                        29,008,091.13
                                  Repurchased Loan Proceeds Related to Principal                                132,909.27
                                  Total Principal Collections                                                77,066,021.85

                                  Recoveries and Liquidation Proceeds                                         1,056,890.31

                                  Total Collections                                                          84,420,344.99

                                  Principal Losses for Collection Period                                      1,872,188.45

          DISTRIBUTIONS
          Fees:
                                  Receivable Servicers                                                          996,482.77
                                  Data Administration and Reporting Fees:                                        19,929.66
                                  Other Fees:                                                                         0.00
                                  Total Fees:                                                                 1,016,412.43

          Interest Distribution Amounts
                                  Interest Due - Class A-1                                                            0.00
                                  Interest Paid - Class A-1                                                           0.00
                                  Shortfall - Class A-1                                                               0.00
                                  Carryover Shortfall - Class A-1                                                     0.00
                                  Change in Carryover Shortfall - Class A-1                                           0.00

                                  Interest Due - Class A-2                                                      106,690.25
                                  Interest Paid - Class A-2                                                     106,690.25
                                  Shortfall - Class A-2                                                               0.00
                                  Carryover Shortfall - Class A-2                                                     0.00
                                  Change in Carryover Shortfall - Class A-2                                           0.00

                                  Interest Due - Class A-3                                                    1,374,858.33
                                  Interest Paid - Class A-3                                                   1,374,858.33
                                  Shortfall - Class A-3                                                               0.00
                                  Carryover Shortfall - Class A-3                                                     0.00
                                  Change in Carryover Shortfall - Class A-3                                           0.00

                                  Interest Due - Class A-4                                                      894,803.73
                                  Interest Paid - Class A-4                                                     894,803.73
                                  Shortfall - Class A-4                                                               0.00
                                  Carryover Shortfall - Class A-4                                                     0.00
                                  Change in Carryover Shortfall - Class A-4                                           0.00

                                  Interest Due - Class B                                                         99,352.88
                                  Interest Paid - Class B                                                        99,352.88
                                  Shortfall - Class B                                                                 0.00
                                  Carryover Shortfall - Class B                                                       0.00
                                  Change in Carryover Shortfall - Class B                                             0.00

                                  Interest Due - Class C                                                         58,587.47
                                  Interest Paid - Class C                                                        58,587.47
                                  Shortfall - Class C                                                                 0.00
                                  Carryover Shortfall - Class C                                                       0.00
                                  Change in Carryover Shortfall - Class C                                             0.00

                                  Interest Due - Class D                                                        141,237.80
                                  Interest Paid - Class D                                                       141,237.80
                                  Shortfall - Class D                                                                 0.00
                                  Carryover Shortfall - Class D                                                       0.00
    .
                                  Change in Carryover Shortfall - Class D                                             0.00

                                  Interest Due - Total                                                        2,675,530.46
                                  Interest Paid - Total (Includes Certificates)                               6,626,317.95
                                  Shortfall - Total                                                                   0.00
                                  Carryover Shortfall - Total                                                         0.00
                                  Change in Carryover Shortfall - Total                                               0.00

          Principal Allocations
                                  First Allocation of Principal                                                       0.00
                                  Second Allocation of Principal                                              3,031,144.56
                                  Third Allocation of Principal                                              16,388,104.46
                                  Regular Principal Allocation                                               57,358,365.59
                                  Total Principal Allocations                                                76,777,614.61

          Principal Distribution Amounts
                                  Principal Distribution - Class A-1                                                  0.00
                                  Principal Distribution - Class A-2                                         68,100,158.48
                                  Principal Distribution - Class A-3                                          1,153,249.90
                                  Principal Distribution - Class A-4                                                  0.00
                                  Principal Distribution - Class B                                            2,687,216.51
                                  Principal Distribution - Class C                                            1,074,886.61
                                  Principal Distribution - Class D                                            3,762,103.11

                                  Certificate Distribution                                                    3,950,787.49

          Total Distribution                                                                                 84,420,344.99

          PORTFOLIO INFORMATION
                                  Weighted Average Coupon                                                           6.00 %
                                  Weighted Average Original Term (months)                                            57.43
                                  Weighted Average Remaining Term                                                    28.54
                                  Weighted Average Age (months)                                                      30.90
                                  Remaining Number of Receivables                                                  109,853
                                  Portfolio Receivable Balance (end of period)                            1,116,841,112.10
                                                        Discount Receivables                                598,294,757.36
                                                        Non-Discount Receivables                            495,506,517.70
                                  Adjusted Portfolio Receivable Balance (end of period)                   1,093,801,275.06

          OVERCOLLATERALIZATION INFORMATION
                                  Overcollateralization Amount                                               29,110,805.74
                                  Target Level of Overcollateralization                                      29,110,805.74

          NET LOSS AND DELINQUENCY* ACCOUNT ACTIVITY
                                  Total Principal Losses for Collection Period                                1,872,188.45
                                  Recoveries and Liquidation Proceeds                                         1,056,890.31
                                  Net Losses for Collection Period                                              815,298.14
                                  Net Loss Rate for Collection Period(annualized)                                 0.8182 %

                                  Cumulative Net Losses for all Periods($)                                   23,811,208.35
                                  Cumulative Net Losses for all Periods(% of original portfolio)                  0.7937 %

                                  Delinquent* Receivables
                                  Number of Contracts
                                  31 - 60 Days Delinquent                                                            2,000
                                  61 - 90 Days Delinquent                                                              300
                                  91 - 120 Days Delinquent                                                              73
                                  Over 120 Days Delinquent                                                             251
                                  Sub Total                                                                          2,624
                                  Repossesions (# of vehicles)                                                         208
                                  Total Number of Delinquencies and Repossesions                                     2,832

                                  $ Amount of Delinquency*
                                  31 - 60 Days Delinquent                                                    23,033,873.54
                                  61 - 90 Days Delinquent                                                     3,549,617.63
                                  91 - 120 Days Delinquent                                                      896,824.90
                                  Over 120 Days Delinquent                                                    3,473,275.02
                                  Sub Total                                                                  30,953,591.09
                                  Repossesions                                                                2,648,814.99
                                  Total Amount of Delinquencies and Repossesions                             33,602,406.08

                                  % of End Period Balance*
                                  31 - 60 Days Delinquent                                                         2.0624 %
                                  61 - 90 Days Delinquent                                                         0.3178 %
                                  91 - 120 Days Delinquent                                                        0.0803 %
                                  Over 120 Days Delinquent                                                        0.3110 %
                                  Sub Total                                                                       2.7715 %
                                  Repossesions                                                                    0.2372 %
                                  Total % of Delinquencies and Repossesions                                       3.0087 %

                                  Monthly Net Loss Rate:
                                  Current Collection Period                                                       0.0682 %
                                  Preceding Collection Period                                                     0.0757 %
                                  Second Preceding Collection Period                                              0.0874 %
                                  Three Month Average                                                             0.0771 %
                                  Annualized Average Net Loss Rate                                                0.9255 %

     * As of the May 2004 Investor Report, delinquencies are determined by the Servicer solely based on the days past due for each account. Prior to the May
2004 Investor Report, additional data provided by the Receivables Servicers was utilized in the delinquency determination.


    ***** Final Installment of Principal & Interest Due on Class A-2 Notes

